Exhibit 4.1

IR BIOSCIENCES HOLDINGS, INC.

AMENDMENT NO. 3
to
SECURED CONVERTIBLE DEBENTURE DUE DECEMBER 31, 2011

THIS DEBENTURE AMENDMENT SHOULD BE ATTACHED TO THE
ORIGINAL DEBENTURE CERTIFICATE

This AMENDMENT NO. 3 TO SECURED CONVERTIBLE DEBENTURE (this “Amendment”) dated July 19, 2010 by IR BIOSCIENCES HOLDINGS, INC., a Delaware corporation (the “Company”) in favor of YA GLOBAL INVESTMENTS, L.P., a Cayman Islands exempt limited partnership (the “Holder”).

RECITALS:

WHEREAS, the Company has issued to Holder that certain Secured Convertible Debenture (No. IRBO-1-1) (as heretofore amended, the “Debenture”) issued on January 3, 2008 in the original principal amount of $2,000,000, as amended pursuant to Amendment No. 1 to Secured Convertible Debenture dated July 18, 2008 by the Company in favor of the Holder, and Amendment No. 2 to Secured Convertible Debenture dated August 7, 2008 by the Company in favor of the Holder.  Capitalized terms used but not defined herein have the meaning given thereto in the Debenture.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the Company hereby agrees as follows:

1. The definition of “Maturity Date” in Section (1)(a) of the Debenture shall be removed in its entirety and replaced with the following:

“The “Maturity Date” shall be December 31, 2011.”

2. Section 1(b) of the Debenture shall be removed in its entirety and replaced with the following:

“(b)           Interest and Company Installment Conversion Or Redemption.

(i)           Interest.  Interest shall accrue on the outstanding principal balance hereof at an annual rate equal to thirteen percent (13.0%) (the “Interest Rate”).  Interest shall be calculated on the basis of a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law.  Interest hereunder shall be paid on the Maturity Date (or sooner as provided herein) to the Holder or its assignee in whose name this Debenture is registered on the records of the Company regarding registration and transfers of Debentures at the option of the Company in cash, or, provided that the Equity Conditions are then satisfied (or waived by the Holders) converted into Common Stock at the lowest available Conversion Price on the Trading Day immediately prior to the date paid.

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(ii)           Installment Conversion in General.  On each applicable Installment Date, the Company shall pay to the Holder of this Debenture the Installment Amount due on such date by converting such Installment Amount into shares of Common Stock of the Company at the lowest Conversion Price then available with respect to such Common Stock, provided that there is not then an Equity Conditions Failure, in accordance with this Section 1(b) (a “Company Conversion”); provided, however, that the Company may, at its option following notice to the Holder, redeem such Installment Amount (a “Company Redemption”) or by any combination of a Company Conversion and a Company Redemption so long as all of the outstanding applicable Installment Amount shall be converted and/or redeemed by the Company on the applicable Installment Date, subject to the provisions of this Section 1(b).  On or prior to the date which is the fifth (5th) Trading Day prior to each Installment Date (each, an “Installment Notice Due Date”), the Company shall deliver written notice (each, a “Company Installment Notice”), to the Holder which Company Installment Notice shall (A) either (1) confirm that the applicable Installment Amount of the Holder’s Debenture shall be converted in whole pursuant to a Company Conversion or (2) (x) state that the Company elects to redeem, or is required to redeem in accordance with the provisions of the Debenture, in whole or in part, the applicable Installment Amount pursuant to a Company Redemption and (y) specify the portion (including Interest) which the Company elects or is required to redeem pursuant to a Company Redemption (such amount to be redeemed, the “Company Redemption Amount”) and the portion (including Interest), if any, that the Company elects to convert pursuant to a Company Conversion (such amount a “Company Conversion Amount”) which amounts when added together, must equal the applicable Installment Amount and (B) if the Installment Amount is to be paid, in whole or in part, pursuant to a Company Conversion, certify that there is not then an Equity Conditions Failure as of the date of the Company Installment Notice.  Each Company Installment Notice shall be irrevocable.  If the Company does not timely deliver a Company Installment Notice in accordance with this Section 1(b), then the Company shall be deemed to have delivered an irrevocable Company Installment Notice confirming a Company Conversion and shall be deemed to have certified that there is not then an Equity Conditions Failure in connection with any such conversion.  The Company Conversion Amount (whether set forth in the Company Installment Notice or by operation of this Section 1(b)) shall be converted in accordance with Section 1(b)(iii) and the Company Redemption Amount shall be paid in accordance with Section 1(b)(iv). Notwithstanding anything to the contrary contained herein, absent the occurrence and continuance of an Event of Default, on any Installment Date upon which the Company is unable to pay the entire Installment Amount as a Company Conversion due to the Installment Volume Limitation having been exceeded, the Company may: (a) pay to the Holder (at the lowest Conversion Price then available with respect to such Common Stock), on such Installment Date, a portion of the Installment Amount equal to the maximum Company Conversion Amount payable without exceeding the Installment Volume Limitation, and (b) request, in writing (received by the Holder on or prior to such Installment Date), a waiver of the Installment Volume Limitation in connection with the remaining outstanding Installment Amount (such written request, a “Waiver Request”).  Upon receipt by the Holder of a Waiver Request, the Holder hereby agrees to notify the Company, in writing, within ten (10) business days of the applicable Installment Date (such written notice, a “Waiver Notification”), whether the Holder will agree to grant such Waiver Request (it is expressly acknowledged and agreed that the waiver of any provision of any of the Transaction Documents shall be determined in the Holder’s sole and absolute discretion).  In the event that such Waiver Request is granted by the Holder, on the date that the Company receives the Waiver Notification, the Company shall pay to Holder the remaining outstanding Installment Amount as a Company Conversion at the Company Conversion Price as determined on such date.  In the event that such Waiver Request is not granted by the Holder, on the date that is ten (10) business days following the date that the Company receives the Waiver Notification, the Company shall pay to the Holder, by wire transfer in immediately available funds, an amount in cash equal to the remaining outstanding Installment Amount.

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(iii)           Mechanics of Company Conversion.  Subject to Section 1(b)(v), if the Company delivers a Company Installment Notice and elects, or is deemed to have elected, in whole or in part, a Company Conversion in accordance with Section 1(b)(ii), then the applicable Company Conversion Amount, if any, which remains outstanding as of the applicable Installment Date shall be converted as of the applicable Installment Date by converting on such Installment Date such Company Conversion Amount at the Company Conversion Price; provided that the Equity Conditions are then satisfied (or waived in writing by the Holder) on such Installment Date and that the Installment Volume Limitation is not exceeded (or waived in writing by the Holder).  If the Equity Conditions are not satisfied (or waived in writing by the Holder) on such Installment Date or the Installment Volume Limitation is exceeded, then at the option of the Holder designated in writing to the Company, the Holder may require the Company to do any one or more of the following: (A) the Company shall redeem all or any part of the unconverted Company Conversion Amount designated by the Holder (such designated amount is referred to as the “Unconverted Redemption Amount”) and the Company shall pay to the Holder within three (3) days of such Installment Date, by wire transfer of immediately available funds, an amount in cash equal to such Unconverted Redemption Amount, and/or (B) the Company Conversion shall be null and void with respect to all or any part of the unconverted Company Conversion Amount designated by the Holder and the Holder shall be entitled to all the rights of a holder of this Debenture with respect to such designated amount of the Company Conversion Amount; provided, however, that the Conversion Price for such unconverted Company Conversion Amount shall thereafter be adjusted to equal the lesser of (1) the Company Conversion Price as in effect on the date on which the Holder voided the Company Conversion and (2) the Company Conversion Price as in effect on the date on which the Holder delivers a Conversion Notice relating thereto.  If the Company fails to redeem any Unconverted Redemption Amount by the third (3rd) day following the applicable Installment Date, then the Holder shall have all rights under this Debenture (including, without limitation, such failure constituting an Event of Default).  Notwithstanding anything to the contrary in this Section 1(b)(iii), but subject to Section 4(c)(i), until the Company delivers Common Stock representing the Company Conversion Amount to the Holder, the Company Conversion Amount may be converted by the Holder into Common Stock pursuant to Section 4.  In the event that the Holder elects to convert the Company Conversion Amount prior to the applicable Installment Date as set forth in the immediately preceding sentence, the Company Conversion Amount so converted shall be deducted from the Installment Amounts relating to the applicable Installment Dates as set forth in the applicable Conversion Notice.

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(iv)           Mechanics of Company Redemption.  If the Company elects a Company Redemption in accordance with Section 1(b)(ii), then the Company Redemption Amount, if any, which is to be paid to the Holder on the applicable Installment Date shall be redeemed by the Company on such Installment Date, and the Company shall pay to the Holder on such Installment Date, by wire transfer of immediately available funds, in an amount in cash (the “Company Installment Redemption Price”) equal to 120% of the Principal portion of the Company Redemption Amount plus accrued and unpaid Interest.  If the Company fails to redeem the Company Redemption Amount on the applicable Installment Date by payment of the Company Installment Redemption Price on such date, then at the option of the Holder designated in writing to the Company (any such designation, “Conversion Notice” for purposes of this Debenture), the Holder may require the Company to convert all or any part of the Company Redemption Amount into shares of Common Stock of the Company at the Company Conversion Price.  Conversions required by this Section 1(b)(iv) shall be made in accordance with the provisions of Section 4(b).  Notwithstanding anything to the contrary in this Section 1(b)(iv), but subject to Section 4(c)(i), until the Company Installment Redemption Price (together with any interest thereon) is paid in full, the Company Redemption Amount (together with any interest thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 4.  In the event the Holder elects to convert all or any portion of the Company Redemption Amount prior to the applicable Installment Date as set forth in the immediately preceding sentence, the Company Redemption Amount so converted shall be deducted from the Installment Amounts relating to the applicable Installment Dates as set forth in the applicable Conversion Notice.

(v)           Deferred Installment Amount.  Notwithstanding any provision of this Section 1(b) to the contrary, the Holder may, at its option and in its sole discretion, deliver a written notice to the Company at least two (2) days prior to any Installment Notice Due Date electing to have the payment of all or any portion of an Installment Amount payable on the next Installment Date deferred to the Maturity Date.  Any amount deferred to the Maturity Date pursuant to this Section 1(b)(v) shall continue to accrue Interest through the Maturity Date.

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(vi)           Company’s Additional Cash Redemption.  The Company at its option shall have the right to redeem (“Optional Redemption”) a portion or all amounts outstanding under this Debenture in addition to any Installment Amount prior to the Maturity Date provided that as of the date of the Holder’s receipt of a Redemption Notice (as defined herein) (A) the Closing Bid Price is less than the Conversion Price and (B) there is no Equity Conditions Failure.  The Company shall pay an amount equal to the principal amount being redeemed plus a redemption premium (“Redemption Premium”) equal to twenty percent (20%) of the Principal amount being redeemed, and accrued Interest, (collectively referred to as the “Company Additional Redemption Amount”).  In order to make a redemption pursuant to this Section, the Company shall first provide written notice to the Holder of its intention to make a redemption (the “Redemption Notice”) setting forth the amount of Principal it desires to redeem.  After receipt of the Redemption Notice the Holder shall have three (3) Business Days to elect to convert all or any portion of this Debenture, subject to the limitations set forth in Section 4(b).  On the fourth (4th) Business Day after the Redemption Notice, the Company shall deliver to the Holder the Company Additional Redemption Amount with respect to the Principal amount redeemed after giving effect to conversions effected during the three (3) Business Day period.

(vii)           Holder’s Agreement Not to Convert.  So long as no Event of Default has occurred and is continuing and the Company has paid to the Holder of this Debenture the Installment Amount on each applicable Installment Date, the Holder shall not convert any portion of this Debenture during the calendar month immediately following the applicable Installment Date.”

3.           Section 2(a)(x) of the Debenture shall be deleted in its entirety.

4.           Section 3(f) of the Debenture shall be deleted in its entirety.

5.           The definition of “Conversion Price” in Section (4)(a)(ii) of the Debenture shall be removed in its entirety and replaced with the following:

““Conversion Price” means, as of any Conversion Date, (a) prior to the occurrence of any Triggering Event, (i) for the first $1,500,000 converted, $0.13, and (ii) for the remaining $500,000 converted, $0.17; and (b) following the occurrence of any Triggering Event, eighty percent (80%) of the lowest daily Volume Weighted Average Price for the thirty (30) Trading Days immediately prior to the applicable Conversion Date (the “Market Conversion Price”).”

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6.           The first clause of Section 4(b)(i)(B) of the Debenture shall be removed in its entirety and replaced with the following:

“(B) if required by Section 4(b)(iii),”

7.           The Company notice provision set forth in Section 7 of the Debenture shall be removed in its entirety and replaced with the following:

IR Biosciences Holdings, Inc.
8767 E. Via De Ventura, Suite 190
Scottsdale, AZ 85258
Attention:  Chief Executive Officer
Telephone: (480) 922-3926
Facsimile:    (480) 922-4781

8.           The definition of “Equity Conditions” in Section (17)(i) of the Debenture shall be removed in its entirety and replaced with the following:

““Equity Conditions” means that each of the following conditions is satisfied:  (i) on each day during the period beginning two (2) weeks prior to the applicable date of determination and ending on and including the applicable date of determination (the “Equity Conditions Measuring Period”), either (x) the Underlying Shares Registration Statement filed pursuant to the Registration Rights Agreement shall be effective and available for the resale of all applicable shares of Common Stock to be issued in connection with the event requiring determination or (y) all applicable shares of Common Stock to be issued in connection with the event requiring determination shall be eligible for sale without restriction and without the need for registration under any applicable federal or state securities laws; (ii) on each day during the Equity Conditions Measuring Period, the Common Stock is designated for quotation on the Principal Market and shall not have been suspended from trading on such exchange or market nor shall delisting or suspension by such exchange or market been threatened or pending either (A) in writing by such exchange or market or (B) by falling below the then effective minimum listing maintenance requirements of such exchange or market; (iii) during the Equity Conditions Measuring Period, the Company shall have delivered Conversion Shares upon conversion of the Debentures to the Holder on a timely basis as set forth in Section 4(b)(ii) hereof; (iv) any applicable shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 4(c) hereof and the rules or regulations of the Primary Market; (v) during the Equity Conditions Measuring Period, there shall not have occurred either (A) an Event of Default or (B) an event that with the passage of time or giving of notice would constitute an Event of Default; and (vii) the Company shall have no knowledge of any fact that would cause (x) the Registration Statements required pursuant to the Registration Rights Agreement not to be effective and available for the resale of all applicable shares of Common Stock to be issued in connection with the event requiring determination or (y) any applicable shares of Common Stock to be issued in connection with the event requiring determination not to be eligible for sale without restriction and without the need for registration under any applicable federal or state securities laws.”

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9.           The definition of “Triggering Event” in Section (17)(w) of the Debenture shall be removed in its entirety and replaced with the following:

““Triggering Event” means the occurrence of any of the following: (i) a default or an Event of Default shall have occurred and be continuing under any of the Transaction Documents (as defined in the Securities Purchase Agreement), or (ii) a failure by the Company’s to achieve any of the Triggering Milestones.”

10.           The definition of “Triggering Milestones” in Section (17)(x) of the Debenture shall be removed in its entirety and replaced with the following:

““Triggering Milestones” means the Company shall have completed, within one hundred eighty (180) days of the date hereof, each of the following:

(a)           The Company shall have obtained subordinated working capital financing of not less than Seven Hundred Fifty Thousand ($750,000.00) Dollars.  Such subordinated indebtedness shall be subject and subordinate to the Liens in favor of the Holder pursuant to a Subordination Agreement executed by the Company, the subordinated lender and the Holder, in form and substance satisfactory to the Holder, in its sole and absolute discretion;

(b)           The Company shall have provided to the Holder written evidence that the Company has directed the MPI Project Manager (it being acknowledged that such direction may be given via e-mail correspondence), to order the necessary animals to commence the first safety study of Homspera (this dose-ranging study is the first of a defined sequence of studies needed for FDA submission and clinical trials);

(c)           The Company shall have provided to the Holder written evidence that the Company has received reports or data summaries from research partners pertaining to at least two (2) potential indications for use of Homspera (including, but not restricted to, data regarding immunostimulation, stem cells, cancer vaccines, HIV vaccines, idiopathic pulmonary fibrosis and/or radiation-induced pulmonary fibrosis), or regarding potential mechanisms of drug action that could underlie these potential indications; and

(d)           The Company shall have provided to the Holder written evidence that (i) an application has been submitted to the FDA’s Office of Orphan Product Development, requesting that Homspera receive Orphan Drug Status for any qualifying indication for use (having a documented domestic prevalence of under 200,000); and (ii) such application has been reviewed and Homspera has received Orphan Drug Status for a particular, qualifying indication based on acceptable animal or research data.”

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11.              The following definitions shall be added to Section 17 of the Debenture in the appropriate alphabetical locations:

“Equity Conditions Failure” means that on any applicable date the Equity Conditions have not been satisfied (or waived in writing by the Holder).

“Installment Amount” means with respect to any Installment Date, the lesser of (A) an aggregate of $42,000.00 in respect of all outstanding Debentures and (B) the Principal amount under this Debenture as of such Installment Date, as any such Installment Amount may be reduced pursuant to the terms of this Debenture, whether upon conversion, redemption or otherwise, together with, in each case the sum of any accrued and unpaid Interest with respect to such Principal amount. The Installment Amount on any Installment Date shall be reduced by the Principal Amount of any conversions made by the Holder of this Debenture during thirty (30) days immediately preceding such Installment Date.  In the event the Holder shall sell or otherwise transfer any portion of this Debenture, the transferee shall be allocated a pro rata portion of the each unpaid Installment Amount hereunder.  In the event that the Holder is the holder of more than one Debenture of this series of Secured Convertible Debentures issued pursuant to the Securities Purchase Agreement, then the Holder shall have the right to allocate the total Installment Amount due to it among the Debentures as it sees fit and shall notify the Company of such allocation.

“Installment Date” means the first Business Day of the calendar month beginning immediately after the date of this Amendment and continuing on the first Business Day of each successive calendar month thereafter.

“Installment Volume Limitation” means 15% of the aggregate dollar trading volume (as reported on Bloomberg) of the Common Stock on the Principal Market over the twenty (20) consecutive Trading Day period ending on the Trading Day immediately preceding the applicable Installment Notice Date.

12.           The form of Interest Debenture attached as Exhibit II the Debenture shall be deleted in its entirety.

13.            Except as modified pursuant hereto, no other changes or modifications to the Debenture are intended or implied and in all other respects the Debenture shall continue to be and shall remain unchanged and in full force and effect in accordance with their respective terms, and is hereby specifically ratified, reaffirmed and confirmed by the Company as of the effective date hereof.

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14.           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW JERSEY (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES).

IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by its duly authorized officer.

IR BIOSCIENCES HOLDINGS, INC.

By:  ./s/ Michael Wilhelm
Name: Michael Wilhelm
Title:    Chief Executive Officer

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IN WITNESS WHEREOF, the Holder has caused this Amendment to be signed by its duly authorized officer.

YA GLOBAL INVESTMENTS, L.P.

By:             Yorkville Advisors, LLC
Its:             Investment Manager

By:  /s/ Mark Angelo
Name: Mark Angelo
Title:

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IR BIOSCIENCES HOLDINGS, INC.

AMENDMENT NO. 3
to
SECURED CONVERTIBLE DEBENTURE DUE DECEMBER 31, 2011

THIS DEBENTURE AMENDMENT SHOULD BE ATTACHED TO THE
ORIGINAL DEBENTURE CERTIFICATE

This AMENDMENT NO. 3 TO SECURED CONVERTIBLE DEBENTURE (this “Amendment”) dated July 19, 2010 by IR BIOSCIENCES HOLDINGS, INC., a Delaware corporation (the “Company”) in favor of YA GLOBAL INVESTMENTS, L.P., a Cayman Islands exempt limited partnership (the “Holder”).

RECITALS:

WHEREAS, the Company has issued to Holder that certain Secured Convertible Debenture (No. IRBO-1-2) (as heretofore amended, the “Debenture”) issued on June 12, 2008 in the original principal amount of $1,000,000, as amended pursuant to Amendment No. 1 to Secured Convertible Debenture dated July 18, 2008 by the Company in favor of the Holder, and Amendment No. 2 to Secured Convertible Debenture dated August 7, 2008 by the Company in favor of the Holder.  Capitalized terms used but not defined herein have the meaning given thereto in the Debenture.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the Company hereby agrees as follows:

1. The definition of “Maturity Date” in Section (1)(a) of the Debenture shall be removed in its entirety and replaced with the following:

“The “Maturity Date” shall be December 31, 2011.”

2. Section 1(b) of the Debenture shall be removed in its entirety and replaced with the following:

“(b)           Interest and Company Installment Conversion Or Redemption.

(i)           Interest.  Interest shall accrue on the outstanding principal balance hereof at an annual rate equal to thirteen percent (13.0%) (the “Interest Rate”).  Interest shall be calculated on the basis of a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law.  Interest hereunder shall be paid on the Maturity Date (or sooner as provided herein) to the Holder or its assignee in whose name this Debenture is registered on the records of the Company regarding registration and transfers of Debentures at the option of the Company in cash, or, provided that the Equity Conditions are then satisfied (or waived by the Holders) converted into Common Stock at the lowest available Conversion Price on the Trading Day immediately prior to the date paid.

(ii)           Installment Conversion in General.  On each applicable Installment Date, the Company shall pay to the Holder of this Debenture the Installment Amount due on such date by converting such Installment Amount into shares of Common Stock of the Company at the lowest Conversion Price then available with respect to such Common Stock, provided that there is not then an Equity Conditions Failure, in accordance with this Section 1(b) (a “Company Conversion”); provided, however, that the Company may, at its option following notice to the Holder, redeem such Installment Amount (a “Company Redemption”) or by any combination of a Company Conversion and a Company Redemption so long as all of the outstanding applicable Installment Amount shall be converted and/or redeemed by the Company on the applicable Installment Date, subject to the provisions of this Section 1(b).  On or prior to the date which is the fifth (5th) Trading Day prior to each Installment Date (each, an “Installment Notice Due Date”), the Company shall deliver written notice (each, a “Company Installment Notice”), to the Holder which Company Installment Notice shall (A) either (1) confirm that the applicable Installment Amount of the Holder’s Debenture shall be converted in whole pursuant to a Company Conversion or (2) (x) state that the Company elects to redeem, or is required to redeem in accordance with the provisions of the Debenture, in whole or in part, the applicable Installment Amount pursuant to a Company Redemption and (y) specify the portion (including Interest) which the Company elects or is required to redeem pursuant to a Company Redemption (such amount to be redeemed, the “Company Redemption Amount”) and the portion (including Interest), if any, that the Company elects to convert pursuant to a Company Conversion (such amount a “Company Conversion Amount”) which amounts when added together, must equal the applicable Installment Amount and (B) if the Installment Amount is to be paid, in whole or in part, pursuant to a Company Conversion, certify that there is not then an Equity Conditions Failure as of the date of the Company Installment Notice.  Each Company Installment Notice shall be irrevocable.  If the Company does not timely deliver a Company Installment Notice in accordance with this Section 1(b), then the Company shall be deemed to have delivered an irrevocable Company Installment Notice confirming a Company Conversion and shall be deemed to have certified that there is not then an Equity Conditions Failure in connection with any such conversion.  The Company Conversion Amount (whether set forth in the Company Installment Notice or by operation of this Section 1(b)) shall be converted in accordance with Section 1(b)(iii) and the Company Redemption Amount shall be paid in accordance with Section 1(b)(iv). Notwithstanding anything to the contrary contained herein, absent the occurrence and continuance of an Event of Default, on any Installment Date upon which the Company is unable to pay the entire Installment Amount as a Company Conversion due to the Installment Volume Limitation having been exceeded, the Company may: (a) pay to the Holder (at the lowest Conversion Price then available with respect to such Common Stock), on such Installment Date, a portion of the Installment Amount equal to the maximum Company Conversion Amount payable without exceeding the Installment Volume Limitation, and (b) request, in writing (received by the Holder on or prior to such Installment Date), a waiver of the Installment Volume Limitation in connection with the remaining outstanding Installment Amount (such written request, a “Waiver Request”).  Upon receipt by the Holder of a Waiver Request, the Holder hereby agrees to notify the Company, in writing, within ten (10) business days of the applicable Installment Date (such written notice, a “Waiver Notification”), whether the Holder will agree to grant such Waiver Request (it is expressly acknowledged and agreed that the waiver of any provision of any of the Transaction Documents shall be determined in the Holder’s sole and absolute discretion).  In the event that such Waiver Request is granted by the Holder, on the date that the Company receives the Waiver Notification, the Company shall pay to Holder the remaining outstanding Installment Amount as a Company Conversion at the Company Conversion Price as determined on such date.  In the event that such Waiver Request is not granted by the Holder, on the date that is ten (10) business days following the date that the Company receives the Waiver Notification, the Company shall pay to the Holder, by wire transfer in immediately available funds, an amount in cash equal to the remaining outstanding Installment Amount.

(iii)           Mechanics of Company Conversion.  Subject to Section 1(b)(v), if the Company delivers a Company Installment Notice and elects, or is deemed to have elected, in whole or in part, a Company Conversion in accordance with Section 1(b)(ii), then the applicable Company Conversion Amount, if any, which remains outstanding as of the applicable Installment Date shall be converted as of the applicable Installment Date by converting on such Installment Date such Company Conversion Amount at the Company Conversion Price; provided that the Equity Conditions are then satisfied (or waived in writing by the Holder) on such Installment Date and that the Installment Volume Limitation is not exceeded (or waived in writing by the Holder).  If the Equity Conditions are not satisfied (or waived in writing by the Holder) on such Installment Date or the Installment Volume Limitation is exceeded, then at the option of the Holder designated in writing to the Company, the Holder may require the Company to do any one or more of the following: (A) the Company shall redeem all or any part of the unconverted Company Conversion Amount designated by the Holder (such designated amount is referred to as the “Unconverted Redemption Amount”) and the Company shall pay to the Holder within three (3) days of such Installment Date, by wire transfer of immediately available funds, an amount in cash equal to such Unconverted Redemption Amount, and/or (B) the Company Conversion shall be null and void with respect to all or any part of the unconverted Company Conversion Amount designated by the Holder and the Holder shall be entitled to all the rights of a holder of this Debenture with respect to such designated amount of the Company Conversion Amount; provided, however, that the Conversion Price for such unconverted Company Conversion Amount shall thereafter be adjusted to equal the lesser of (1) the Company Conversion Price as in effect on the date on which the Holder voided the Company Conversion and (2) the Company Conversion Price as in effect on the date on which the Holder delivers a Conversion Notice relating thereto.  If the Company fails to redeem any Unconverted Redemption Amount by the third (3rd) day following the applicable Installment Date, then the Holder shall have all rights under this Debenture (including, without limitation, such failure constituting an Event of Default).  Notwithstanding anything to the contrary in this Section 1(b)(iii), but subject to Section 4(c)(i), until the Company delivers Common Stock representing the Company Conversion Amount to the Holder, the Company Conversion Amount may be converted by the Holder into Common Stock pursuant to Section 4.  In the event that the Holder elects to convert the Company Conversion Amount prior to the applicable Installment Date as set forth in the immediately preceding sentence, the Company Conversion Amount so converted shall be deducted from the Installment Amounts relating to the applicable Installment Dates as set forth in the applicable Conversion Notice.

(iv)           Mechanics of Company Redemption.  If the Company elects a Company Redemption in accordance with Section 1(b)(ii), then the Company Redemption Amount, if any, which is to be paid to the Holder on the applicable Installment Date shall be redeemed by the Company on such Installment Date, and the Company shall pay to the Holder on such Installment Date, by wire transfer of immediately available funds, in an amount in cash (the “Company Installment Redemption Price”) equal to 120% of the Principal portion of the Company Redemption Amount plus accrued and unpaid Interest.  If the Company fails to redeem the Company Redemption Amount on the applicable Installment Date by payment of the Company Installment Redemption Price on such date, then at the option of the Holder designated in writing to the Company (any such designation, “Conversion Notice” for purposes of this Debenture), the Holder may require the Company to convert all or any part of the Company Redemption Amount into shares of Common Stock of the Company at the Company Conversion Price.  Conversions required by this Section 1(b)(iv) shall be made in accordance with the provisions of Section 4(b).  Notwithstanding anything to the contrary in this Section 1(b)(iv), but subject to Section 4(c)(i), until the Company Installment Redemption Price (together with any interest thereon) is paid in full, the Company Redemption Amount (together with any interest thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 4.  In the event the Holder elects to convert all or any portion of the Company Redemption Amount prior to the applicable Installment Date as set forth in the immediately preceding sentence, the Company Redemption Amount so converted shall be deducted from the Installment Amounts relating to the applicable Installment Dates as set forth in the applicable Conversion Notice.

(v)           Deferred Installment Amount.  Notwithstanding any provision of this Section 1(b) to the contrary, the Holder may, at its option and in its sole discretion, deliver a written notice to the Company at least two (2) days prior to any Installment Notice Due Date electing to have the payment of all or any portion of an Installment Amount payable on the next Installment Date deferred to the Maturity Date.  Any amount deferred to the Maturity Date pursuant to this Section 1(b)(v) shall continue to accrue Interest through the Maturity Date.

(vi)           Company’s Additional Cash Redemption.  The Company at its option shall have the right to redeem (“Optional Redemption”) a portion or all amounts outstanding under this Debenture in addition to any Installment Amount prior to the Maturity Date provided that as of the date of the Holder’s receipt of a Redemption Notice (as defined herein) (A) the Closing Bid Price is less than the Conversion Price and (B) there is no Equity Conditions Failure.  The Company shall pay an amount equal to the principal amount being redeemed plus a redemption premium (“Redemption Premium”) equal to twenty percent (20%) of the Principal amount being redeemed, and accrued Interest, (collectively referred to as the “Company Additional Redemption Amount”).  In order to make a redemption pursuant to this Section, the Company shall first provide written notice to the Holder of its intention to make a redemption (the “Redemption Notice”) setting forth the amount of Principal it desires to redeem.  After receipt of the Redemption Notice the Holder shall have three (3) Business Days to elect to convert all or any portion of this Debenture, subject to the limitations set forth in Section 4(b).  On the fourth (4th) Business Day after the Redemption Notice, the Company shall deliver to the Holder the Company Additional Redemption Amount with respect to the Principal amount redeemed after giving effect to conversions effected during the three (3) Business Day period.

(vii)           Holder’s Agreement Not to Convert.  So long as no Event of Default has occurred and is continuing and the Company has paid to the Holder of this Debenture the Installment Amount on each applicable Installment Date, the Holder shall not convert any portion of this Debenture during the calendar month immediately following the applicable Installment Date.”

3.           Section 2(a)(x) of the Debenture shall be deleted in its entirety.

4.           Section 3(f) of the Debenture shall be deleted in its entirety.

5.           The definition of “Conversion Price” in Section (4)(a)(ii) of the Debenture shall be removed in its entirety and replaced with the following:

““Conversion Price” means, as of any Conversion Date, (a) prior to the occurrence of any Triggering Event, (i) for the first $500,000 converted, $0.17, and (ii) for the remaining $500,000 converted, $0.22; and (b) following the occurrence of any Triggering Event, eighty percent (80%) of the lowest daily Volume Weighted Average Price for the thirty (30) Trading Days immediately prior to the applicable Conversion Date (the “Market Conversion Price”).”

6.           The first clause of Section 4(b)(i)(B) of the Debenture shall be removed in its entirety and replaced with the following:

“(B) if required by Section 4(b)(iii),”

7.           The Company notice provision set forth in Section 7 of the Debenture shall be removed in its entirety and replaced with the following:

IR Biosciences Holdings, Inc.
8767 E. Via De Ventura, Suite 190
Scottsdale, AZ 85258
Attention:   Chief Executive Officer
Telephone: (480) 922-3926
Facsimile:    (480) 922-4781

8.           The definition of “Equity Conditions” in Section (17)(i) of the Debenture shall be removed in its entirety and replaced with the following:

““Equity Conditions” means that each of the following conditions is satisfied:  (i) on each day during the period beginning two (2) weeks prior to the applicable date of determination and ending on and including the applicable date of determination (the “Equity Conditions Measuring Period”), either (x) the Underlying Shares Registration Statement filed pursuant to the Registration Rights Agreement shall be effective and available for the resale of all applicable shares of Common Stock to be issued in connection with the event requiring determination or (y) all applicable shares of Common Stock to be issued in connection with the event requiring determination shall be eligible for sale without restriction and without the need for registration under any applicable federal or state securities laws; (ii) on each day during the Equity Conditions Measuring Period, the Common Stock is designated for quotation on the Principal Market and shall not have been suspended from trading on such exchange or market nor shall delisting or suspension by such exchange or market been threatened or pending either (A) in writing by such exchange or market or (B) by falling below the then effective minimum listing maintenance requirements of such exchange or market; (iii) during the Equity Conditions Measuring Period, the Company shall have delivered Conversion Shares upon conversion of the Debentures to the Holder on a timely basis as set forth in Section 4(b)(ii) hereof; (iv) any applicable shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 4(c) hereof and the rules or regulations of the Primary Market; (v) during the Equity Conditions Measuring Period, there shall not have occurred either (A) an Event of Default or (B) an event that with the passage of time or giving of notice would constitute an Event of Default; and (vii) the Company shall have no knowledge of any fact that would cause (x) the Registration Statements required pursuant to the Registration Rights Agreement not to be effective and available for the resale of all applicable shares of Common Stock to be issued in connection with the event requiring determination or (y) any applicable shares of Common Stock to be issued in connection with the event requiring determination not to be eligible for sale without restriction and without the need for registration under any applicable federal or state securities laws.”

9.           The definition of “Triggering Event” in Section (17)(w) of the Debenture shall be removed in its entirety and replaced with the following:

““Triggering Event” means the occurrence of any of the following: (i) a default or an Event of Default shall have occurred and be continuing under any of the Transaction Documents (as defined in the Securities Purchase Agreement), or (ii) a failure by the Company’s to achieve any of the Triggering Milestones.”

10.           The definition of “Triggering Milestones” in Section (17)(x) of the Debenture shall be removed in its entirety and replaced with the following:

““Triggering Milestones” means the Company shall have completed, within one hundred eighty (180) days of the date hereof, each of the following:

(a)           The Company shall have obtained subordinated working capital financing of not less than Seven Hundred Fifty Thousand ($750,000.00) Dollars.  Such subordinated indebtedness shall be subject and subordinate to the Liens in favor of the Holder pursuant to a Subordination Agreement executed by the Company, the subordinated lender and the Holder, in form and substance satisfactory to the Holder, in its sole and absolute discretion;

(b)           The Company shall have provided to the Holder written evidence that the Company has directed the MPI Project Manager (it being acknowledged that such direction may be given via e-mail correspondence), to order the necessary animals to commence the first safety study of Homspera (this dose-ranging study is the first of a defined sequence of studies needed for FDA submission and clinical trials);

(c)           The Company shall have provided to the Holder written evidence that the Company has received reports or data summaries from research partners pertaining to at least two (2) potential indications for use of Homspera (including, but not restricted to, data regarding immunostimulation, stem cells, cancer vaccines, HIV vaccines, idiopathic pulmonary fibrosis and/or radiation-induced pulmonary fibrosis), or regarding potential mechanisms of drug action that could underlie these potential indications; and

(d)           The Company shall have provided to the Holder written evidence that (i) an application has been submitted to the FDA’s Office of Orphan Product Development, requesting that Homspera receive Orphan Drug Status for any qualifying indication for use (having a documented domestic prevalence of under 200,000); and (ii) such application has been reviewed and Homspera has received Orphan Drug Status for a particular, qualifying indication based on acceptable animal or research data.”

11.              The following definitions shall be added to Section 17 of the Debenture in the appropriate alphabetical locations:

“Equity Conditions Failure” means that on any applicable date the Equity Conditions have not been satisfied (or waived in writing by the Holder).

“Installment Amount” means with respect to any Installment Date, the lesser of (A) an aggregate of $42,000.00 in respect of all outstanding Debentures and (B) the Principal amount under this Debenture as of such Installment Date, as any such Installment Amount may be reduced pursuant to the terms of this Debenture, whether upon conversion, redemption or otherwise, together with, in each case the sum of any accrued and unpaid Interest with respect to such Principal amount. The Installment Amount on any Installment Date shall be reduced by the Principal Amount of any conversions made by the Holder of this Debenture during thirty (30) days immediately preceding such Installment Date.  In the event the Holder shall sell or otherwise transfer any portion of this Debenture, the transferee shall be allocated a pro rata portion of the each unpaid Installment Amount hereunder.  In the event that the Holder is the holder of more than one Debenture of this series of Secured Convertible Debentures issued pursuant to the Securities Purchase Agreement, then the Holder shall have the right to allocate the total Installment Amount due to it among the Debentures as it sees fit and shall notify the Company of such allocation.

“Installment Date” means the first Business Day of the calendar month beginning immediately after the date of this Amendment and continuing on the first Business Day of each successive calendar month thereafter.

“Installment Volume Limitation” means 15% of the aggregate dollar trading volume (as reported on Bloomberg) of the Common Stock on the Principal Market over the twenty (20) consecutive Trading Day period ending on the Trading Day immediately preceding the applicable Installment Notice Date.

12.           The form of Interest Debenture attached as Exhibit II the Debenture shall be deleted in its entirety.

13.            Except as modified pursuant hereto, no other changes or modifications to the Debenture are intended or implied and in all other respects the Debenture shall continue to be and shall remain unchanged and in full force and effect in accordance with their respective terms, and is hereby specifically ratified, reaffirmed and confirmed by the Company as of the effective date hereof.

14.           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW JERSEY (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES).

IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by its duly authorized officer.

IR BIOSCIENCES HOLDINGS, INC.

By:  ./s/ Michael Wilhelm
Name: Michael Wilhelm
Title:    Chief Executive Officer

IN WITNESS WHEREOF, the Holder has caused this Amendment to be signed by its duly authorized officer.

YA GLOBAL INVESTMENTS, L.P.

By:             Yorkville Advisors, LLC
Its:             Investment Manager

By:  /s/ Mark Angelo
Name: Mark Angelo
Title: